Exhibit 10.16

                           INTEREST PURCHASE AGREEMENT

         THIS INTEREST PURCHASE AGREEMENT (the "Agreement") is made and entered into this ___ day of July, 2004, by and among SOUTH OIL, INC., a Texas corporation (the "South Oil"), and MAVERICK OIL AND GAS, INC., a Nevada corporation ("Maverick").


                                    Recitals

         WHEREAS, the Board of Directors of South Oil and Maverick have approved, and deem it advisable and in the best interests of their respective companies and stockholders to consummate, the transactions contemplated hereby upon the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, Maverick Basin Exploration, LLC, has been duly organized as limited liability company under the Delaware Limited Liability Company Act (the "Company"); and

         WHEREAS, South Oil owns all of the Company's issued and outstanding Class A limited liability company membership interests (the "Class A Interests"), representing a 74.25% ownership interest in the Company; and

         WHEREAS, South Oil wishes to sell to Maverick, and Maverick wishes to purchase from South Oil, all of the Class A Interests from South Oil.

         NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                    ARTICLE I


                              THE PURCHASE AND SALE

         1.1      The Purchase and Sale.

                  Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, South Oil shall sell to Maverick, and Maverick shall purchase from South Oil, one hundred percent (100%) of the Class A Interests owned by South Oil, in consideration for which Maverick shall assume all of the liabilities and obligations of South Oil as the sole Class A member (the "Transaction").

         1.2      Closing Date.

                  The closing of the Transactions (the "Closing") shall take place at a time and on a date to be specified by the parties (the "Closing Date") at the offices of Duane Morris LLP, 51 Haddonfield Road, Suite 340, Cherry Hill, NJ 08002, or at such other place as may be mutually agreed upon in writing by the parties hereto. At the Closing: (i) South Oil shall deliver or cause to be delivered to Maverick any and all documents necessary to effect the transfer to Maverick of all of the Class A Interests owned by South Oil; (ii) Maverick shall deliver or cause to be delivered to South Oil any and all documents necessary to effect the assumption by Maverick of all of the liabilities and obligations of South Oil as the sole Class A member of the Company; and (iii) each of the parties to this Agreement shall have executed any and all additional documents and agreements, provided any and all additional consents and approvals, and taken all such other actions as are required under this Agreement to complete the transactions contemplated hereby.


                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF SOUTH OIL

                  South Oil hereby makes the following representations and warranties to Maverick:

         2.1      Organization and Qualification.

                   South Oil and the Company are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, with the corporate power and authority to own and operate their respective businesses as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect. South Oil and the Company are duly qualified as foreign corporations to do business and are in good standing in each jurisdiction where the character of their respective properties owned or held under lease or the nature of their respective activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not, individually or in the aggregate, have a Material Adverse Effect. A copy of the Company's Articles of Organization and Operating Agreement have been provided to Maverick.

         2.2      Authorization; Validity and Effect of Agreement.

                  South Oil has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions. The execution and delivery of this Agreement by South Oil and the performance by South Oil of its obligations hereunder and the consummation of the Transactions have been duly authorized by its board of directors and all other necessary corporate action on the part of South Oil, and no other corporate proceedings on the part of South Oil are necessary to authorize this Agreement and the Transactions. This Agreement has been duly and validly executed and delivered by South Oil and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of South Oil, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.



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

         2.3      No Conflict; Required Filings and Consents.

                  Neither the execution and delivery of this Agreement by South Oil nor the performance by South Oil of its obligations hereunder, nor the consummation of the Transactions, will: (i) conflict with South Oil's certificate of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation applicable to South Oil or any of its properties or assets; or (iii) violate, breach, be in conflict with or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of South Oil under, or result in the creation or imposition of any Liens upon any properties, assets or business of South Oil under, any material contract or any order, judgment or decree to which South Oil is a party or by which South Oil or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences that, individually or in the aggregate, would not have a Material Adverse Effect.

         2.4      Title to the Interests.

                  South Oil has good and marketable title to the Class A Interests, and the Class A Interests are owned of record and beneficially by South Oil, free and clear of any Liens. Except for this Agreement, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights, or other rights to subscribe for, purchase or otherwise acquire the Class A Interests. There are no voting trusts or other agreements or understandings to which South Oil or any of its subsidiaries is a party with respect to the voting of the Class A Interests, and there is no indebtedness of South Oil or its subsidiaries issued and outstanding that has general voting rights with respect to the Class A Interests. Except for this Agreement, there are no outstanding obligations of any Person to repurchase, redeem or otherwise acquire any of the Class A Interests.

         2.5      Brokers and Finders Fees.

                  Neither South Oil or any of its subsidiaries, nor any of their respective officers, directors, employees or managers, has employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finders fees in connection with the Transactions for which South Oil or any of its subsidiaries has or could have any liability.


                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF SOUTH OIL

         Maverick hereby make the following representations and warranties to South Oil:

         3.1      Organization and Qualification.

                  Maverick is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a


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

Material Adverse Effect. Maverick is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not, individually or in the aggregate, have a Material Adverse Effect.

         3.2      Authorization; Validity and Effect of Agreement.

                  Maverick has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions. The execution and delivery of this Agreement by Maverick and the performance by Maverick of its obligations hereunder and to consummate the Transactions have been duly authorized by its board of directors and all other necessary corporate action on the part of Maverick, and no other corporate proceedings on the part of Maverick is necessary to authorize this Agreement and the Transactions. This Agreement has been duly and validly executed and delivered by Maverick and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of Maverick, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         3.3      No Conflict; Required Filings and Consents.

                  Neither the execution and delivery of this Agreement by Maverick nor the performance by Maverick of its obligations hereunder, nor the consummation of the Transactions, will: (i) conflict with Maverick's articles of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation applicable to Maverick or any of its properties or assets; or (iii) violate, breach, be in conflict with or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Maverick under, or result in the creation or imposition of any Liens upon any properties, assets or business of Maverick under, any material contract or any order, judgment or decree to which Maverick is a party or by which Maverick or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences that, individually or in the aggregate, would not have a Material Adverse Effect.

         3.4      Investment Intent.

                  The Class A Interests are being acquired for Maverick's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of the Class A Interests. Maverick acknowledges and agrees that the Class A Interests have not been registered under the Securities Act or under any state securities laws, and that the Class A Interests may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and applicable state securities laws, except pursuant to an available exemption from such registration. Maverick also acknowledges and


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

agrees that neither the SEC nor any securities commission or other Governmental Authority has (a) approved the transfer of the Class A Interests or passed upon or endorsed the merits of the transfer of the Class A Interests, this Agreement or the Transactions; or (b) confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement. Maverick has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Class A Interests, and Maverick has made such investigations in connection herewith as they deemed necessary or desirable so as to make an informed investment decision without relying upon South Oil for legal or tax advice related to this investment. Maverick is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

         3.5      Brokers and Finders.

                  Neither Maverick, nor any of its officers, directors, employees or managers, has employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees in connection with the Transactions for which Maverick has or could have any liability.


                                   ARTICLE IV

                                CERTAIN COVENANTS

         4.1      Confidentiality.

                  Each party shall hold, and shall cause its respective Affiliates and representatives to hold, all Confidential Information made available to it in connection with the Transactions in strict confidence, shall not use such information except for the sole purpose of evaluating the Transactions and shall not disseminate or disclose any of such information other than to its directors, officers, managers, employees, shareholders, interest holders, Affiliates, agents and representatives, as applicable, who need to know such information for the sole purpose of evaluating the Transactions (each of whom shall be informed in writing by the disclosing party of the confidential nature of such information and directed by such party in writing to treat such information confidentially). The above limitations on use, dissemination and disclosure shall not apply to Confidential Information that: (i) is learned by the disclosing party from a third party entitled to disclose it; (ii) becomes known publicly other than through the disclosing party or any third party who received the same from the disclosing party, provided that the disclosing party had no knowledge that it was subject to an obligation of confidentiality at the time it disclosed the information to the third party; (iii) is required by law or court order to be disclosed by the parties; or (iv) is disclosed with the express prior written consent thereto of the other party. The parties shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this
Section 4.1. Notwithstanding anything contained herein to the contrary, in the event a party is required by court order or subpoena to disclose information that is otherwise deemed to be confidential or subject to the confidentiality obligations hereunder, prior to such disclosure, the disclosing party shall: (i) promptly notify the non-disclosing party and, if having received a court order or subpoena, deliver a copy of the same to the non-disclosing party; (ii)


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

cooperate with the non-disclosing party, at the expense of the non-disclosing party, in obtaining a protective or similar order with respect to such information; and (iii) provide only that amount of information as the disclosing party is advised by its counsel is necessary to strictly comply with such court order or subpoena.

         4.2      Public Announcements.

                  South Oil and Maverick shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Transactions or this Agreement, and shall not issue any other press release or make any other public statement without prior consent of the other parties, except (i) as may be required by law, or (ii) with respect to their respective obligations pursuant to rules or regulations of the Exchange Act, the Securities Act, any rule or regulation promulgated thereunder or any rule or regulation of the National Association of Securities Dealers.

         4.3      Prohibition on Trading in Securities.

                  South Oil and Maverick each hereby acknowledge that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any Person who has received material non-public information relating to South Oil or Maverick from purchasing or selling securities of South Oil or Maverick, as the case may be, or from communicating such information to any Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell securities of South Oil or Maverick, as the case may be. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, South Oil shall not purchase or sell any securities of Maverick, or communicate such information to any other Person, and Maverick shall not purchase or sell any securities of South Oil, or communicate such information to any other Person.

         4.4      Further Assurances.

                  Each of the parties hereto agrees to use its reasonable best efforts to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective, in the most expeditious manner practicable, the Transactions, including, but not limited to: (i) the satisfaction of the conditions precedent to the obligations of any of the parties hereto; (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance of the obligations hereunder; and
(iii) the execution and delivery of such instruments, and the taking of such other actions, as the other party hereto may reasonably require in order to carry out the intent of this Agreement.


         4.5      Notification of Certain Matters.

                  Each party hereto shall promptly notify the other party in writing of any events, facts or occurrences that would result in any breach of any representation or warranty or breach of any covenant by such party contained in this Agreement.

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

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1      Entire Agreement.

                  This Agreement and the schedules and exhibits hereto contain the entire agreement between the parties and supercede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         5.2      Amendment and Modifications.

                  This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

         5.3      Successors and Assigns.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         5.4      Survival of Representations, Warranties and Covenants.

                  The representations and warranties contained herein shall survive the Closing and shall thereupon terminate eighteen (18) months after the Closing, except that the representations contained in Sections 2.1, 2.2, 2.4, 3.1, 3.2 and 3.4 shall survive indefinitely. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

         5.5      Headings; Definitions.

                  The Section and Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

         5.6      Severability.

                  If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any


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

  extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

         5.7      Expenses.

                  Except as otherwise expressly set forth herein, all legal and other costs and expenses incurred in connection with the Transactions shall be paid by the party incurring such expenses.

         5.8      Notices.

                  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number of the party to whom the notice is being sent.

         5.9      Governing Law.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the Nevada General Corporation Law shall apply to the internal corporate governance of Maverick.

         5.10     Arbitration.

                  If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in the Commonwealth of Pennsylvania. The decision of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

         5.11     Counterparts.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

         5.12     Certain Definitions.

                  As used herein:

                  (a) "Affiliate" shall have the meanings ascribed to such term in Rule 12b-2 of the Exchange Act;

                  (b) "Confidential Information" shall mean the existence and contents of this Agreement and any Schedules and Exhibits hereto, and all


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

proprietary technical, economic, environmental, operational, financial and/or business information or material of one party which, prior to or following the Closing Date, has been disclosed by South Oil, on the one hand, or the Purchasers, on the other hand, in written, oral (including by recording), electronic, or visual form to, or otherwise has come into the possession of, the other;

                  (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended;

                  (d) "Governmental Authority" shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission or court, whether domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof;

                  (e) "Liens" shall mean liens, pledges, charges, claims, security interests, purchase agreements, options, title defects, restrictions on transfer or other encumbrances, or any agreements (other than this Agreement or the Company's Operating Agreement) to do any of the foregoing, of any nature whatsoever, whether consensual, statutory or otherwise;

                  (f) "Material Adverse Effect" shall mean any adverse effect on the business, condition (financial or otherwise) or results of operation of (i) in the case of South Oil, South Oil and its subsidiaries, if any, that is material to South Oil and its subsidiaries, if any, taken as a whole, or (ii) in the case of Maverick, Maverick and its subsidiaries, if any, that is material to Maverick and its subsidiaries, if any, taken as a whole;

                  (g) "Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof;

                  (h) "SEC" shall mean the Securities and Exchange Commission;
and

                  (i) "Securities Act" shall mean the Securities Act of 1933, as amended.


                  [Remainder of page intentionally left blank]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                            SOUTH OIL, INC.



                            By:    /s/ Mark A. Bush
                                ------------------------------------
                                   Mark A. Bush, President



                            MAVERICK OIL & GAS, INC.



                            By:    /s/ Michael Garland
                                ------------------------------------
                                  Michael Garland, President






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